Consent of Independent Registered Public Accounting Firm We consent to the incorporation by reference in the following Registration Statements: (1) Registration Statement (Form S-3 No. 333-238150) of Paratek Pharmaceuticals, Inc., (2) Registration Statement (Form S-8 No. 333-135506) pertaining to the Novacea, Inc. 2006 Incentive Award Plan, (3) Registration Statement (Form S-8 No. 333-150869) pertaining to the Novacea, Inc. 2006 Incentive Award Plan, (4) Registration Statements (Form S-8 Nos. 333-157927, 333-164468, 333-172041, 333-180517, 333-187254 and 333-194624) pertaining to the 2006 Incentive Award Plan of Transcept Pharmaceuticals, Inc., (5) Registration Statement (Form S-8 No. 333-160222) pertaining to the 2009 Employee Stock Purchase Plan of Transcept Pharmaceuticals, Inc., (6) Registration Statement (Form S-8 No. 333-201204) pertaining to the Paratek Pharmaceuticals, Inc. 2014 Equity Incentive Plan, as amended, (7) Registration Statement (Form S-8 No. 333-205482) pertaining to the Paratek Pharmaceuticals, Inc. 2006 Incentive Award Plan, as amended and restated, the Paratek Pharmaceuticals, Inc. 2015 Equity Incentive Plan, and the Paratek Pharmaceuticals, Inc. 2015 Inducement Plan, (8) Registration Statements (Form S-8 Nos. 333-210053, 333-217660, 333-224781, 333-230097, 333-237084 and, 333-254857) pertaining to the Paratek Pharmaceuticals, Inc. 2015 Equity Incentive Plan, (9) Registration Statements (Form S-8 Nos. 333-218847 and 333-228218) pertaining to the Paratek Pharmaceuticals, Inc. 2017 Inducement Plan, as amended, (10) Registration Statement (Form S-8 No. 333-226507) pertaining to the Paratek Pharmaceuticals, Inc. 2018 Employee Stock Purchase Plan, (11) Registration Statement (Form S-8 No. 333-263579) pertaining to the Paratek Pharmaceuticals, Inc. 2017 Inducement Plan, as amended, and the Paratek Pharmaceuticals, Inc. 2015 Equity Incentive Plan, and (12) Registration Statement (Form S-8 No. 333-157929) pertaining to the Amended and Restated 2002 Stock Option Plan of Transcept Pharmaceuticals, Inc. of our reports dated March 16, 2023, with respect to the consolidated financial statements of Paratek Pharmaceuticals, Inc. and the effectiveness of internal control over financial reporting of Paratek Pharmaceuticals, Inc. included in this Annual Report (Form 10-K) of Paratek Pharmaceuticals, Inc. for the year ended December 31, 2022. /s/ Ernst & Young LLP Boston, Massachusetts March 16, 2023